UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2003

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	1-7845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

417-358-8131

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Item 9.	Regulation FD Disclosure.

The following information is being furnished pursuant to Item 12 “Results of Operations and Financial Condition” to this current report on Form 8-K. On July 16, 2003, Leggett & Platt, Incorporated issued a press release announcing financial results for the second quarter ended June 30, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On July 17, 2003, the company will hold an investor conference call to discuss its second quarter financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: July 16, 2003	By:	/s/ ERNEST C. JETT
Ernest C. Jett
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated July 16, 2003